--------------------------------------------------------------------------------
                               THE PARNASSUS Fund
                         Seminnual Report June 30, 2001
--------------------------------------------------------------------------------


                                                                  August 6, 2001



Dear Shareholder:

     As of June 30, 2001, the net asset value per share (NAV) of The Parnassus Fund was $40.50 so the overall return for the second quarter was 5.77% which was just a hair below the 5.85% return posted by the S&P 500 index (S&P). Given the fact that 60% of the portfolio is in cash, I was delighted that we were able to keep up with the S&P. For the year-to-date, we're up 3.26% compared to a loss of 6.70% for the S&P and a loss of 12.42% for the Nasdaq index.

     Below is a table comparing The Parnassus Fund with the S&P, the Nasdaq and the average multi-cap value fund followed by Lipper over the past one, three, five and ten-year periods. The total return figures are reduced by the amount of the maximum sales charge (3.5%) while the overall return figures give investment performance only. The performance figures for the average multi-cap value fund do not deduct any sales charges that may apply.



------------------------------------------------------------------------------------------------------------------------------------
Periods Ending        Average Annual       Average Annual      S&P 500         Lipper Multi-Cap        Nasdaq
June 30, 2001          Total Return        Overall Return        Index          Value Average           Index
------------------------------------------------------------------------------------------------------------------------------------

One Year                 (19.74%)             (16.83%)         (14.83%)             11.37%            (45.39%)
Three Years               18.02%               19.43%            3.89%               6.27%              4.76%
Five Years                16.86%               17.69%           14.43%              13.03%             13.09%
Ten Years                 16.15%               16.56%           15.05%              14.49%             16.31%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The S&P 500 and the Nasdaq are unmanaged indices of common stocks and it is not possible to invest directly in an index. An index has no expenses subtracted from its return, but mutual funds do.



     As you can see from the table, we beat the S&P 500 for the three, five and ten-year periods. We underperformed the S&P for the one-year period, but this is something of a statistical anomaly. Last year, the stock market, and especially technology issues, started to drop sharply in March, but most of our stocks held firm. Unfortunately, our stocks started to decline as well, but not until the fall. So, a year ago, our portfolio was higher than the market since our decline came later. Since one-year performance is measured from June 30, 2000, it shows our decline as 2% more than the S&P because our return is measured from a higher watermark. The reason I say that it is an anomaly is because we beat the S&P both for the year 2000 and for the year-to-date in 2001, but we underperformed the S&P when measured from June 30 of 2000.

     You'll also notice that while we beat the average multi-cap value fund followed by Lipper by substantial margins for the three, five and ten-year periods, we greatly underperformed that measure for the one-year period. The main reason is that we held a lot of technology stocks in our portfolio as of June 30, 2000 while most multi-cap value funds held very few technology issues. While our technology stocks dropped in the second half of 2000, a lot of non-technology stocks increased in value. Despite the embarrassing underperformance for the one-year period, we are substantially ahead of the multi-cap value average for all the other periods in the table.

WHAT HAPPENED IN THE SECOND QUARTER
     As most of you know, I'm expecting a downward movement in the stock market sometime between now and the end of October. For that reason, the portfolio is 60% in cash. (I'm enclosing copies of recent articles in Barron's and Investor's Business Daily that talk about the Parnassus strategy.)

     The principal risk of keeping so much of our assets in cash is that the market might shoot upward, leaving us behind. This is what I thought might be happening to us early in the quarter. After falling in February and March, the market rallied on April 4 and continued its climb into early May before retreating somewhat in late May and June. Because of the April/May rally, I was concerned about falling behind with our big cash position. I'm happy to report that we kept up with the S&P 500 even with 60% of our assets in cash. If, as I expect, stock prices drop between now and the fall, there should be some extraordinary opportunities to put our money to work.


WINNERS AND LOSERS
     During the quarter, eight of our stocks moved the NAV up by at least 9 cents each while only three stocks dropped enough to move the NAV down by 9 cents or more.

     All three of our stocks that dropped the NAV more than 9 cents are involved in the telecommunications industry. After enormous growth during the last few years, the markets for these products are saturated for the time being so these companies have not done very well of late.

     Lucent Technology, the giant telecommunications equipment company, dropped 24% from March 31 until the time we sold the stock for $7.57 during the quarter. This caused a loss of 18 cents for Parnassus shares. We sold the stock not only because of weakness in the telecommunications industry, but also because of Lucent's weak balance sheet, outdated products and poor business prospects.

     Redback Networks, a manufacturer of routers for telecommunications, dropped the NAV by 13 cents as its stock sank 15% from the time we bought it during the quarter to $8.92 by the end of the period. During the past year, the stock has dropped from over $100 a share and is now trading at bargain levels. The company has excellent products so we expect to do well on this investment.

     Corning Inc., the largest manufacturer of fiber for telecommunications, fell 19% during the quarter to $16.71 a share which pulled the NAV down by 13 cents. Weakness in the telecommunications industry caused the decline, but we think the stock is a bargain and will start moving higher by the end of the year.

     Interestingly enough, five of the eight winners moved up during the quarter in anticipation of an economic recovery that many people think will begin later this year. Even though we don't think the recovery will occur until next year, our stocks benefited enough to keep us up with the market.

     PETsMART, a chain of pet supply stores, moved the NAV up by 44 cents as its stock climbed 76%, going from $4.00 to $7.05 a share. Same store sales increased and margins improved because of better inventory management and cost control. Heavy purchases by insiders may also have influenced investors to bid up the price of the stock.

     LSI Logic accounted for a gain of 41 cents in the price of Parnassus shares as the stock price moved up 20% to $18.80. Although business has not been good of late for LSI, investors bought the shares in anticipation of an economic recovery.

     Intel, the famous semiconductor company from Silicon Valley, saw its stock price increase to $29.25 for a gain of 11% and in the process pushed up the Parnassus NAV by 28 cents. Investors bought Intel, hoping for a second half recovery.

     Avocent makes switches so that one monitor and one keyboard can control many computer servers, thereby saving space and hardware costs. Avocent's shares climbed 4% to $22.75 which would have meant a gain of 4 cents on the NAV for the 100,000 shares we owned for the entire quarter. However, the Fund gained an additional 24 cents by trading Avocent's stock during the period. Because Parnassus believes in a "buy-and-hold" philosophy, I'm a little embarrassed to talk about short-term trading profits, but in the interest of full disclosure, I have a confession to make. Although the stock started the quarter at $21.81 and ended the quarter at $22.75, we sold 500,000 shares during the period at an average price of $24.04. This resulted in trading profits worth 24 cents on the NAV. Our aim in selling the Avocent shares was not short-term profits, but rather our concern that the stock might drop further.

     The Federal National Mortgage Association better known as "Fannie Mae" helped the price of Parnassus shares rise by 17 cents during the quarter as its stock gained 6.8%. Fannie Mae's earnings continued to grow despite the uncertain economic outlook because homeowners continued to take out mortgages due to low interest rates. Fannie Mae's stock had been depressed because of political concerns that Congress might enact legislation harmful to the company. However, investors realized that given Fannie Mae's strong support in Washington, anti-Fannie Mae legislation did not have much of a chance in Congress.

     Cisco Systems' increase of 6.8% in its stock price to $18.20 per share translated into a gain of 15 cents in Parnassus' share price. Although spending on networking and telecommunications equipment has plummeted with the decline of internet companies, Cisco's stock is trading at bargain levels and investors pushed it higher during the quarter in anticipation of an economic recovery.

     The Federal Home Loan Mortgage Corporation better known as "Freddie Mac" moved Parnassus shares up by 12 cents as its stock climbed 5% to $68.05. Freddie Mac is similar to Fannie Mae and the same analysis applies. Autodesk, the maker of AutoCad and other design software for architects and engineers, saw its stock price increase by 30% to $37.30 a share and boosted the NAV by 10 cents. Autodesk met earnings forecasts because of good cost control and sales of new products such as Architectural Desktop.

     Adaptec, a manufacturer of chips that speed the flow of data within computer systems, moved the NAV up by 10 cents as its stock rose 11% to $9.94. The stock moved up primarily because it has been trading at very depressed levels and investors are anticipating an upturn in the technology sector.


OUTLOOK AND STRATEGY
     In my view, we have one more quarter to go before the market hits bottom. For now, we'll continue to hold about 60% of our assets in cash. As individual companies drop down to bargain levels, we'll slowly put our money into these stocks. Although it's impossible to determine the exact bottom, my view is that stock prices will hit their lows sometime in late October. We'll probably be buying a lot of stocks this fall. By early November, I hope to be fully invested.


COMPANY NOTES
     Fannie Mae announced that its volume of specially-targeted Community Reinvestment Act (CRA) loans passed the $10 billion threshold in the second quarter of 2001-- a year and a half ahead of schedule. This program is one of the reasons that Fannie Mae meets the social criteria of The Parnassus Fund.

     According to the U.S. Consumer Product Safety Commission (CPSC), almost 35 babies die each year in the Washington, D.C. area from injuries associated with cribs, many of which are older, used cribs that are in disrepair or that predate current safety standards. The Freddie Mac Foundation, in response, has committed to donating more than 1,000 new, safe cribs to parents who need them in the D.C. area.

     The U.S. Department of Energy (DOE) says electric motors use 63% of the electricity used by industry or 25% of all the electricity sold in the United States. The DOE suggests that this energy use could be reduced by as much as 18% using proven, cost-effective technologies like premium efficient electric motors. Super-E electric motors made by Baldor Electric can reduce electricity use by up to 9% annually. "A 30-horsepower motor can consume over $22,000 in electricity if operated continuously for a year," said John McFarland, President of Baldor Electric. "Installing a Baldor Super-E motor can reduce the electricity cost by nearly $1,200 per year." Baldor is rolling out a campaign to label its motors informing buyers of energy and cost savings that can be achieved using a Super-E compared to a regular electric motor. R.S. Boreham, Chairman of Baldor, and a Parnassus shareholder, points out that Baldor is working with the U.S. Environmental Protection Agency as they develop an "Energy Star" program for industrial motors.

     In April, LSI Logic held its 11th Annual Classic Run that raised $70,000 for the Milpitas Unified School District. Proceeds will be used to purchase curriculum materials and lab equipment for the school's new Engineering and Technology Academy.

     PETsMART, the nation's leading pet supply retailer, raised almost $2 million for homeless pets with their "Just-A-Buck, Change Their Luck" campaign. The company encourages customers to donate a dollar or more when making pet supply purchases for use by local pet welfare and adoption agencies.

     KeyCorp contributed $21 million to more than 5,000 non-profit organizations throughout the United States in 2001. Its giving program focuses on financial education and workforce initiatives such as a program by a domestic violence organization to help women learn how to complete a job application or conduct a job search.

     Congresswoman Barbara Lee and Oakland Mayor Jerry Brown announced that Freddie Mac, in association with several local organizations, are bringing the "Don't Borrow Trouble" anti-predatory lending campaign to Oakland, California. "Don't Borrow Trouble" combines advertising, consumer education and an area-wide referral network to help families avoid unscrupulous lenders who charge exorbitant loan rates, hidden fees, onerous payment penalties and unnecessarily complicated contracts.


PROFILES
     From time to time, we profile a Parnassus shareholder to give you an idea of the kind of people who invest in The Parnassus Fund. For this report, we're profiling Keith Wedmore who has been an investor since 1994. Keith was born in Kent, England about 20 miles southeast of London and graduated from Cambridge University where he studied history and law. After graduation, he moved to Toronto where he worked as an attorney handling wills, trusts and estates for the Canada Permanent Trust Company. After returning to England, he worked in Somerset House for the Inland Revenue Service (U.K.'s version of the IRS) as a staff attorney. After leaving the government, he went into private practice as a barrister where he stayed for 20 years.

     On a trip to San Francisco in 1980, he fell in love with the Bay Area and decided he wanted to change his life. After spending some time at a Quaker retreat in Pendle Hill in Wallingford, Pennsylvania, he settled in the San Francisco Bay Area and bought a home in Mill Valley in Marin County, just on the other side of the Golden Gate Bridge. For ten years, he earned his living doing calligraphy before finally retiring in 1994.

     He learned about The Parnassus Fund by reading an article on ethical investing. He says he chose Parnassus because of its San Francisco location, its contrarian investment strategy, its frank, clearly-written reports and, interestingly enough, because of its clean graphics and typeface.

     Keith has been a gadfly as well as a great supporter over the years. Veteran shareholders will remember that he was the one who asked how much money I had in The Parnassus Fund as well as things like what will happen to the Fund if I die. Despite the impertinent nature of his questions, he's one of my favorite shareholders.


EMPLOYEE PROFILE
     For our employee profile, we've chosen Juanita Carnero, a native San Franciscan who attended Mission High School here in the city. After high school, she studied business at Heald's College before going to work for the Bank of America. A few years later, Juanita married and started a family. She has four children, Salvador, 35, works for Xyan, a high-tech printing firm, Magdalena, 30, is a loan service manager for First Republic Bank, Susana, 28, works for the Dentist Guild pension fund and Laura, 22, works for Charles Schwab.

     Juanita's primary philanthropic interest is her parish church, St. John the Evangelist in San Francisco's Mission District, where she teaches catechism and serves on the pastoral council. Her favorite pastime is listening to all kinds of music including jazz, big band, Latin, classical guitar and opera. She also loves to travel and in recent years has visited Spain, Australia, Hawaii and Mexico. In her spare time, she also prepares tax returns on a seasonal basis.

     After leaving the Bank of America, Juanita moved to Continental Savings in San Francisco where she worked her way up to manager of the main office and also head of the IRA retirement account department. Juanita joined Parnassus Investments in 1995, becoming a valuable member of our shareholder services staff. She has a number of skills that are very important to us including fluency in the Spanish language so she does a great job with our Spanish-speaking shareholders. She is also our IRA specialist and has a deep understanding of tax matters. We are, indeed, fortunate for having someone like Juanita working with us.

     We have five very highly qualified interns working with us this summer. John Crean, a Canadian citizen, will be a senior at Princeton University where he is majoring in economics. He is a graduate of Trinity College School in Port Hope, Ontario and he has also worked as a summer intern for the Bank of Nova Scotia in Toronto.

     Charles Thibault will also be a senior at Princeton University and he is also from Canada, but from Montreal. He graduated from College Jean-Eudes in Montreal and also from Upper Canada College (secondary school) in Toronto. Charles plays rugby and coaches a club hockey team at Princeton. His intern experience includes a stint with the Canadian National Railway and with the Ministry of Industry and Commerce of Quebec. He is fluent in English and French.

     In keeping with this summer's international theme, Philipp Faber comes to us from Germany where he is a student at the University of Saarbracken in a joint management program with the Lyon School of Business in France. His work experience includes stints with Hager GmbH in Saarbrucken, a maker of specialized electronic equipment, and with Burlington Consultants in Paris, France. He is fluent in German, French and English. For those of you who think we have too much foreign influence around The Parnassus Fund this summer, I would like to point out that Philipp plays baseball and lead guitar in a rock band.

     Greg Morris is a real American intern who will be a senior at California Polytechnic State University in San Luis Obispo where he is studying agribusiness and international management. His background includes an international marketing internship in London and work as an independent sales contractor for the Southwestern Company in Nashville, Tennessee, selling educational material to parents and teachers. He has also worked as a server/pizza chef at Palomino Restaurant in San Francisco (one of my favorites) and as a doorman at the Pan Pacific Hotel.

     Dennis Kim is also an American who studies management science at the University of California at San Diego where he will be a junior. Previously, he worked as a credit analyst intern at Deutsche Financial Services in Irvine, California and as an intern at Samick Music Corporation.

                                                              Yours truly,



                                                              Jerome L. Dodson

                                                              President



THE PARNASSUS FUND

STOCKS SOLD JANUARY 1, 2001 THROUGH JUNE 30, 2001 (UNAUDITED)

                                      Realized       Number                           Per         Sale        Per
Company                               Gain (Loss)    of Shares             Cost     Share        Proceeds    Share
------------------------------------------------------------------------------------------------------------------------------------

American Power Conversion             $   (175,153)    750,000     $  9,861,435   $ 13.15   $   9,686,282  $ 12.92
AnnTaylor Stores Corporation                98,165      10,000          196,850     19.69         295,015    29.50
Autodesk, Inc.                              21,084       2,500           73,438     29.38          94,522    37.81
Avocent Corporation                      3,663,879     900,000       21,220,000     23.58      24,883,879    27.65
Boston Scientific Corporation               92,468     100,000        1,407,219     14.07       1,499,687    15.00
Cardinal Health, Inc.                    9,039,909     262,500        8,217,630     31.31      17,257,539    65.74
Cisco Systems, Inc.                     (1,515,509)    300,000        7,395,313     24.65       5,879,804    19.60
Clorox Company                            (380,414)    200,000        6,530,289     32.65       6,149,875    30.75
Cognex Corporation                         931,200     200,000        3,528,029     17.64       4,459,229    22.30
Compaq Computer Corporation              2,906,649     250,000        2,965,655     11.86       5,872,304    23.49
Corning, Inc.                             (826,019)    150,000        3,687,503     24.58       2,861,484    19.08
Federal Home Loan Mortgage Corp.         1,906,197     110,000        5,108,770     46.44       7,014,967    63.77
Federal National Mortgage Association      235,304      10,000          562,819     56.28         798,123    79.81
H.B. Fuller Company                      1,070,683     160,000        4,914,324     30.71       5,985,007    37.41
Genentech, Inc.                              3,509      10,000          532,873     53.29         536,382    53.64
Guidant Corporation                         55,408      10,000          462,475     46.25         517,883    51.79
Hewlett-Packard Company                 (2,584,790)    300,000       12,462,860     41.54       9,878,070    32.93
Intel Corporation                        5,741,584     500,000        9,125,500     18.25      14,867,084    29.73
J.P. Morgan Chase & Company              2,328,389     445,000       20,523,840     46.12      22,852,229    51.35
K-Swiss, Inc.                               90,976      25,000          672,749     26.91         763,725    30.55
The Kroger Company                       3,928,233     500,000        7,791,975     15.58      11,720,208    23.44
LSI Logic Corporation                    3,388,493     400,000        4,838,762     12.10       8,227,255    20.57
Lucent Technologies, Inc.               (5,904,923)    700,000       11,203,675     16.01       5,298,752     7.57
MedQuist, Inc.                             370,889      82,000        1,313,180     16.01       1,684,069    20.54
Mentor Graphics Corporation             11,463,443     950,000       13,343,328     14.05      24,806,771    26.11
Target Corporation                       4,647,267     625,000       17,532,680     28.05      22,179,947    35.49
Venator Group, Inc.                      6,010,366   1,000,000        6,009,662      6.01      12,020,028    12.02
Wild Oats Markets, Inc.                   (336,399)    470,000        3,482,358      7.41       3,145,959     6.69
                                       -----------                 ------------              ------------
Total                                  $46,270,888                 $184,965,191              $231,236,079
                                       ===========                 ============              ============


THE PARNASSUS FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF JUNE 30, 2001 (UNAUDITED)

                                                                              Percent of
       Shares     Common Stocks                                               Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------------
                  COMPUTER PERIPHERALS
   1,000,000      Adaptec, Inc. 1                                                                 $   9,940,000
     100,000      Avocent Corporation 1                                                               2,275,000
                                                                                                  -------------
                  Total                                                             3.3%          $  12,215,000
                                                                                                  -------------
                  COMPUTER SOFTWARE
     100,000      Autodesk, Inc.                                                                      3,730,000
     150,000      Mentor Graphics
                  Corporation 1                                                                       2,625,000
     200,000      Roxio, Inc. 1                                                                       2,600,000
                                                                                                  -------------
                  Total                                                             2.4%         $    8,955,000
                                                                                                  -------------
                  COMPUTERS
     525,000      Cisco Systems, Inc. 1                                                               9,555,000
     250,000      Compaq Computer Corp. 2                                                             3,830,000
      75,000      Hewlett-Packard Company                                                             2,145,000
                                                                                                  -------------
                  Total                                                             4.1%          $  15,530,000
                                                                                                  -------------
                  FINANCIAL SERVICES
     290,000      Fannie Mae                                                                         24,658,700
     340,000      Freddie Mac                                                                        23,137,000
     150,000      KeyCorp                                                                             3,907,500
     500,000      Charles Schwab Corporation                                                          7,875,000
                                                                                                  -------------
                  Total                                                            15.8%          $  59,578,200
                                                                                                  -------------
                  INDUSTRIAL
     100,000      Baldor Electric Company                                                             2,137,000
      10,000      Genuine Parts Company                                                                 315,000
                                                                                                  -------------
                  Total                                                             0.6%         $    2,452,000
                                                                                                  -------------
                  RETAIL
   1,500,000      PETsMART, Inc. 1                                                  2.8%         $   10,575,000
                  SEMICONDUCTORS
     600,000      LSI Logic Corporation 1, 2                                                         11,280,000
     300,000      Intel Corporation                                                                   8,775,000
                                                                                                  -------------
                  Total                                                             5.3%          $  20,055,000
                                                                                                  -------------
                  TELECOMMUNICATION
     300,000      Corning Inc. 1                                                                      5,013,000
     800,000      Redback Networks Inc. 1, 2                                                          7,136,000
                                                                                                  -------------
                  Total                                                             3.2%          $  12,149,000
                                                                                                  -------------
                  Total common stocks                                              37.5%           $141,509,200
                                                                                                  -------------
    Principle
       Amount     Convertible Bonds
------------------------------------------------------------------------------------------------------------------------------------

$ 8,000,000       Redback Networks Inc.
                  Convertible Bond,
                  5.000%, due 04/01/07                                              1.2%          $   4,649,600
                                                                                                  -------------
                  Total investments in securities
                  (cost $127,040,107)                                              38.7%           $146,158,800
                                                                                                  -------------




THE PARNASSUS FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF JUNE 30, 2001 (UNAUDITED) CONTINUED


    Principle     Community                                                   Percent of
       Amount     Development Loans                                           Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------------
$    100,000      Vermont Community
                  Loan Fund                                                                    $          97,485
                                                                                                  -------------

                  Short-Term Investments
------------------------------------------------------------------------------------------------------------------------------------
   4,225,627      Union Bank of California
                  Deposit Account
                  variable rate 3.53%                                                                 4,225,627
   1,052,172      South Shore Bank
                  Deposit Account
                  variable rate 4.30%                                                                 1,052,172
  13,402,645      Goldman Sachs FS
                  Government Fund
                  Money Market Account
                  variable rate 4.08%                                                                13,402,645
  16,406,850      Janus Government Fund
                  Money Market Account
                  variable rate 4.15%                                                                16,406,850
      20,245      Scudder Government Fund
                  Money Market Account
                  variable rate 3.88%                                                                    20,245
     100,000      South Shore Bank Cleveland
                  Certificate of Deposit
                  6.00%, matures 11/02/01                                                                98,632
     100,000      Albina Community Capital Bank
                  Certificate of Deposit 5.97%,
                  matures 1/23/02                                                                        97,734
     100,000      Community Capital Bank
                  Certificate of Deposit 5.22%,
                  matures 2/5/02                                                                         97,591
     100,000      Community Bank of the Bay
                  Certificate of Deposit 4.83%,
                  matures 9/4/01                                                                         99,277
     100,000      Wainwright Bank & Trust Co.
                  Certificate of Deposit 5.55%,
                  matures 10/23/01                                                                        98,741
      100,000     Vermont Development Credit Union
                  Certificate of Deposit 3.00%,
                  matures 4/25/02                                                                        96,716
      28,707      Alternatives Federal Credit Union
                  Deposit Account
                  variable rate 2.750%                                                                   28,707
      33,890      Self Help Credit Union
                  Certificate of Deposit 5.61%,
                  matures 1/15/02                                                                        33,890




THE PARNASSUS FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF JUNE 30, 2001 (UNAUDITED) CONTINUED


    Principle                                                                 Percent of
       Amount     Short-Term Investments                                      Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------------

 $45,000,000      Federal Home Loan Bank
                  Discount Note
                  Zero Coupon, 3.85% equivalent,
                  matures 7/6/012                                                                $   44,821,937
  36,000,000      Federal National
                  Mortgage Association
                  Discount Note
                  Zero Coupon, 3.83% equivalent,
                  matures 7/5/012                                                                    35,896,590
  30,000,000      Federal Home Loan Bank
                  Discount Note
                  Zero Coupon, 3.57% equivalent,
                  matures 7/20/012                                                                   29,916,700
  46,000,000      World Bank
                  Discount Note
                  Zero Coupon, 3.50% equivalent,
                  matures 7/24/01                                                                    45,870,306
  43,000,000      Federal Home Loan
                  Mortgage Corporation
                  Discount Note
                  Zero Coupon, 3.51% equivalent,
                  matures 7/24/01                                                                    42,886,803

                  Repurchase Agreements
   7,129,760      Lehman Bros.
                  Triparty Repurchase Ageement
                  (Repurchase ageement with
                  Lehman Bros. dated 6/29/01, effective
                  yield is 4.185% due 7/2/01, Face value
                  is $7,129,760 with price at 100) 3                                                  7,129,760

                  Commercial Paper
  18,507,000      Leeds Hill Capital Co. 4 (2) 144A
                  variable rate 4.302%, matures 7/2/013                                              18,500,367
   7,302,000      Consolidated Natural Gas Co.
                  variable rate 4.402%, matures 7/2/013                                               7,299,323
  15,000,000      Constellation Energy Grp.
                  variable rate 4.352%,
                  matures 7/2/013                                                                    14,994,563
   5,000,000      John Hancock Financial
                  Services CP
                  variable rate 4.157%,
                  matures 7/13/013                                                                    4,991,931
  10,965,000      Newell Rubbermaid Inc.
                  4 (2) 144A
                  variable rate 4.402%,
                  matures 7/2/013                                                                    10,960,980
   8,250,000      Northern States Power Co.
                  variable rate 4.502%,
                  matures 7/2/013                                                                     8,246,906




THE PARNASSUS FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF JUNE 30, 2001 (UNAUDITED) CONTINUED


    Principle                                                                 Percent of
       Amount     Short-Term Investments                                      Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------------
                  Floating Rate Securities
 $15,000,000      Bear Stearns Co. MTN
                  variable rate 4.335%,
                  matures 2/1/023                                                               $    14,997,750
                  Money Market Funds
  10,000,000      Janus Money Fund
                  variable rate 4.120%,
                  matures 7/2/01 (3)                                                                 10,000,000
   5,000,000      Merrimac Cash Fund
                  variable rate 4.121%,
                  matures 7/2/013                                                                     5,000,000
                                                                                                  -------------
                  Total short-term securities                                      89.4%         $  337,272,743
                                                                                                  -------------
                  Total securities                                                128.1%         $  483,529,028
                  Payable upon return of securities loaned                        -27.0%           (102,121,580)
                  Other assets and liabilities-net                               -  1.1%             (4,034,448)
                                                                                 -------          -------------
                  Total net assets                                                100.0%         $  377,373,000
                                                                                 =======          =============

1  These securities are non-income producing

2  This security or partial position of this security is on loan at June 30, 2001 (Note 1). The total value of securities on loan at June 30, 2001 was $99,765,642.

3 This security was purchased with cash collateral held from securities lending.

   Fund holdings will vary over time.

   Fund shares are not FDIC insured.

THE PARNASSUS FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2001 (UNAUDITED)

Assets
Investments in securities, at market value
   (identified cost $127,040,107) (Note 1)                         $ 146,256,285
Temporary investments in short-term securities
   (at cost which approximates market)                               337,272,743
Receivables:
        Dividends and interest                                           541,031
        Capital shares sold                                               58,315
Other assets                                                              23,072
                                                                   -------------
     Total assets                                                  $ 484,151,446
                                                                   -------------
Liabilities
Payable upon return of securities loaned                             102,121,580
Payable for securities purchased                                       4,588,840
Capital shares redeemed                                                   43,815
Other liabilities                                                         24,211
                                                                   -------------
     Total liabilities                                             $ 106,778,446
                                                                   -------------
Net assets
   (equivalent to $40.50 per share based on 9,317,721.248 shares
   of capital stock outstanding)                                   $ 377,373,000
                                                                   =============
Net assets consisting of
Undistributed net investment income                                $   3,671,482
Unrealized appreciation on securities                                 19,118,693
Undistributed net realized gain                                       46,267,603
Capital paid-in                                                      308,315,222
                                                                   -------------
       Total net assets                                            $ 377,373,000
                                                                   =============
Computation of net asset value and offering
   price per share Net asset value and
redemption price per share
   ($377,373,000 divided by 9,317,721.248 shares)                      $   40.50
                                                                   =============
Offering price per share (100/96.5 of $40.50)+                         $   41.97
                                                                   =============
+ On investments of $15,000 or more, the sales charge is reduced as stated in the prospectus in the section entitled "How to Purchase Shares".

THE PARNASSUS FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

Investment income
Dividends                                                        $      662,719
Interest                                                              4,787,318
Other income                                                             93,723
                                                                 ---------------
   Total investment income                                       $    5,543,760
                                                                 ---------------
Expenses
Investment advisory fees (Note 5)                                     1,196,907
Transfer agent fees (Note 5)                                            241,473
Reports to shareholders                                                  91,919
Fund administration (Note 5)                                             40,000
Registration fees and expenses                                           36,334
Custody fees                                                             42,883
Service provider fees (Note 5)                                           84,606
Professional fees                                                        67,717
Trustee fees and expenses                                                46,307
Other expenses                                                           24,132
                                                                 ---------------
   Total expenses                                                $    1,872,278
                                                                 ---------------
     Net investment income                                       $    3,671,482
                                                                 ---------------
Realized and unrealized gain on investments
Realized gain from security transactions:
   Proceeds from sales                                              231,236,079
   Cost of securities sold                                         (184,965,191)
                                                                 ---------------
     Net realized gain                                           $   46,270,888
                                                                 ---------------
Change in unrealized appreciation of securities:
   Beginning of period                                               57,108,440
   End of period                                                     19,118,693
                                                                 ---------------
     Net change in unrealized appreciation of securities         $  (37,989,747)
                                                                 ---------------
Net realized and unrealized gain on securities                   $    8,281,141
                                                                 ---------------
Net increase in net assets resulting from operations             $   11,952,623
                                                                 ===============

THE PARNASSUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED) AND

YEAR ENDED DECEMBER 31, 2000

                                            SIX MONTHS ENDED          YEAR ENDED
                                               JUNE 30, 2001   DECEMBER 31, 2000
                                            ----------------   -----------------
From operations
Net investment income                       $     3,671,482     $       483,901
Net realized gain from
    security transactions                        46,270,888          86,028,744
Net change in unrealized appreciation           (37,989,747)        (80,474,497)
                                            ----------------   -----------------
Increase in net assets resulting
    from operations                              11,952,623           6,038,148

Dividends to shareholders
From net investment income                                0            (537,513)
From realized capital gains                               0         (85,973,737)

Increase in net assets from capital
  share transactions                              4,611,764          77,464,936
                                            ----------------   -----------------
Increase (decrease) in net assets                16,564,387          (3,008,166)

Net assets
Beginning of period                             360,808,613         363,816,779
                                            ----------------   -----------------
End of period
   (including undistributied net
     investment income of $3,671,482
    in 2001 and $0 in 2000)                  $  377,373,000       $ 360,808,613
                                            ===============     ================

THE PARNASSUS FUND

NOTES TO FINANCIAL STATEMENTS

1.   Significant  Accounting  Policies
     The Parnassus Fund (the Fund) is an open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940 as amended. The following is a summary of significant accounting policies of the Fund.

     Securities Valuations: Investment securities are stated at market value based on recorded closing sales on a national securities exchange or on the Nasdaq's National Market System, or in the absence of a recorded sale, and for over-the-counter securities, at the mean between the last recorded bid and asked prices. Securities without an active market are priced at their fair value, in accordance with procedures established by the Trustees. Short-term securities are money market instruments and are valued at cost, which approximates market value.

     Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     Security Transactions: In accordance with industry practice, security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes.

     Investment Income, Expenses and Distributions: Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the record date.

     Securities Lending: The Fund lends its securities to approved financial institutions to earn additional income and receives cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

     Repurchase Agreements: Securities purchased with cash collateral held from securities lending may include investments in repurchase agreements secured by U.S. government obligations or other securities. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

     Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   Distributions
     Net realized gains are distributed in the year in which the gains arise. On June 30, 2001, undistributed net capital gains totaled $46,267,603.

3.   Capital Stock
     As of June 30, 2001 there was an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $308,315,222. Transactions in capital stock (shares) were as follows:

                                                    Six Months Ended June 30, 2001     Year Ended December 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
                                                           Shares           Amount          Shares          Amount
------------------------------------------------------------------------------------------------------------------------------------
     Shares sold                                          388,172    $  15,367,321       1,134,648    $  67,325,408
     Shares issued through dividend reinvestment               --               --       2,089,233       80,268,567
     Shares repurchased                                  (270,478)     (10,755,557)     (1,203,413)     (70,129,039)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase                                         117,694   $    4,611,764       2,020,468    $  77,464,936
------------------------------------------------------------------------------------------------------------------------------------

THE PARNASSUS FUND

4.   Purchases and Sales of Securities
     Purchases and sales of securities were $107,903,613 and $231,236,079, respectively, for the six months ended June 30, 2001. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation at June 30, 2001, are the same as for financialstatement purposes. Of the $19,118,693 of net unrealized appreciation at June 30, 2001, $34,916,344 related to appreciation of securities and $15,797,651 related to depreciation of securities.

5.   Transactions with Affiliates and Related Parties
     Under terms of an agreement which provides for furnishing investment management and advice to the Fund, Parnassus Investments received fees payable monthly, based on the Fund's average daily net assets for the month, at an annualized rate of 1% of the first $10,000,000, 0.75% of the next $20,000,000, 0.70% of the next $70,000,000, 0.65% of the next
     $100,000,000, and 0.60% of the balance. Fees paid by the Fund to Parnassus Investments under the agreement totaled $1,196,908 for the six months ended June 30, 2001.

     Under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the Fund, Parnassus Investments received fees paid by the Fund totaling $281,473 for the six months ended June 30, 2001. The transfer agent fee was $2.50 per month per account (for an aggregate amount of $241,473 for the six months ended June 30, 2001), and the fund administration fee was $6,667 per month (for an aggregate amount of $40,000 for the six months ended June 30, 2001).

     Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the Fund. For these services, the Fund may pay Parnassus Investments an aggregate service fee at a rate not to exceed 0.25% per annum of the Fund's average daily net assets. Parnassus Investments will not keep any of this fee for itself, but will instead use the fee to pay the third party service providers. Service provider fees paid by the Fund totaled $84,606 for the six months ended June 30, 2001.

     In its capacity as underwriter and general distributor of the shares of the Fund, Parnassus Investments received commissions on sales of the Fund's shares for the six months ended June 30, 2001 totaling $146,103, of which $36,664 was paid to other dealers. Commissions are deducted from the gross proceeds received from the sale of the shares of the Fund and, as such, are not expenses of the Fund.

     Jerome L. Dodson is the President of the Fund and is the President and majority shareholder of Parnassus Investments.

6.   Financial Highlights
     Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for the six months ended June 30, 2001, and for each of the five years ended December 31 are as follows:

                                                  June 30, 2001
                                                   (unaudited)        2000        1999       1998        1997         1996
------------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year                 $ 39.22       $ 50.67      $ 36.24    $ 35.74      $34.39     $  31.77
                                                     -------       -------      -------    -------      ------     --------
Income from investment operations:
Net investment income (loss)                            0.40          0.07        (0.21)     (0.06)      (0.14)       (0.06)
Net realized and unrealized gain on securities          0.88          0.68        17.29       0.56       10.04         3.77
                                                     -------       -------      -------    -------      ------     --------
   Total income from investment operations              1.28          0.75        17.08       0.50        9.90         3.71
                                                     -------       -------      -------    -------      ------     --------
Distributions:
Dividends from net investment income                      --         (0.08)          --         --          --           --
Distributions from net realized gain on securities        --        (12.12)       (2.65)       .--       (8.55)       (1.09)
                                                     -------       -------      -------    -------      ------     --------
    Total distributions                                   --        (12.20)       (2.65)       .--       (8.55)       (1.09)
                                                     -------       -------      -------    -------      ------     --------
Net asset value at end of period                     $ 40.50       $ 39.22      $ 50.67     $36.24      $35.74      $ 34.39
                                                     =======       =======      =======    =======      ======     ========
Total overall return*                                   3.26%         1.98%       47.74%      1.40%      29.70%       11.68%
Ratios/supplemental data:
Ratio of expenses to average net assets                 0.51%         0.92%        1.07%      1.10%       1.11%        1.10%
Ratio of net investment income (loss) to
  average net assets                                    1.00%         0.12%       (0.50%)    (0.09%)     (0.44%)      (0.17%)
Portfolio turnover rate                                66.50%       120.58%       65.70%     99.20%      68.90%       59.60%
Net assets, end of period (000's)                  $ 377,373      $360,809     $363,817   $302,762    $337,425     $268,235

* Total overall return figures do not adjust for the sales charge.

                               Investment Adviser
                              Parnassus Investments
                            One Market-Steuart Tower
                                   Suite 1600
                             San Francisco, CA 94105

                                  Legal Counsel
                            Gardner, Carton & Douglas
                               321 N. Clark Street
                                Chicago, IL 60610

                              Independent Auditors
                              Deloitte & Touche LLP
                                50 Fremont Street
                             San Francisco, CA 94105

                                    Custodian
                            Union Bank of California
                               475 Sansome Street
                             San Francisco, CA 94111

                                   Distributor
                              Parnassus Investments
                            One Market-Steuart Tower
                                   Suite 1600
                             San Francisco, CA 94105


                               The Parnassus Fund
                            One Market-Steuart Tower
                                   Suite 1600
                             San Francisco, CA 94105
                                  415-778-0200
                                  800-999-3505
                                www.parnassus.com

                         This report must be preceded or
                      accompanied by a current prospectus.